EXHIBIT 99.13

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G9
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                  4       $121,586        0.15
$50,000.01 - $100,000.00                           32      2,576,327        3.10
$100,000.01 - $150,000.00                          67      8,537,814       10.29
$150,000.01 - $200,000.00                          42      7,293,370        8.79
$200,000.01 - $250,000.00                          33      7,439,686        8.97
$250,000.01 - $300,000.00                          29      7,948,863        9.58
$300,000.01 - $350,000.00                          19      6,181,563        7.45
$350,000.01 - $400,000.00                          19      7,195,131        8.67
$400,000.01 - $450,000.00                          18      7,650,215        9.22
$450,000.01 - $500,000.00                          16      7,648,087        9.22
$500,000.01 - $550,000.00                          15      7,921,703        9.55
$550,000.01 - $600,000.00                           7      4,030,450        4.86
$650,000.01 - $700,000.00                           2      1,381,037        1.66
$800,000.01 - $850,000.00                           1        825,000        0.99
$850,000.01 - $900,000.00                           2      1,761,250        2.12
$950,000.01 - $1,000,000.00                         3      2,977,000        3.59
$1,450,000.01 - $1,500,000.00                       1      1,492,000        1.80
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: $25,475.21
Maximum: $1,492,000.00
Average: $267,680.91
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
4.251% - 4.500%                                     2       $348,122        0.42
4.501% - 4.750%                                     5      1,528,692        1.84
4.751% - 5.000%                                    14      4,850,267        5.85
5.001% - 5.250%                                    40     15,170,621       18.28
5.251% - 5.500%                                    47     13,271,406       15.99
5.501% - 5.750%                                    90     20,990,976       25.30
5.751% - 6.000%                                    66     16,929,137       20.40
6.001% - 6.250%                                    25      5,578,372        6.72
6.251% - 6.500%                                    11      2,160,241        2.60
6.501% - 6.750%                                     5      1,518,629        1.83
6.751% - 7.000%                                     2        403,489        0.49
7.001% - 7.250%                                     1        171,731        0.21
7.251% - 7.500%                                     2         59,400        0.07
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 7.375%
Weighted Average: 5.616%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G9
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                     1       $195,122        0.24
4.001% - 4.250%                                     2        581,000        0.70
4.251% - 4.500%                                     7      2,332,692        2.81
4.501% - 4.750%                                    26     10,384,406       12.51
4.751% - 5.000%                                    40     13,294,872       16.02
5.001% - 5.250%                                    65     17,580,043       21.19
5.251% - 5.500%                                    78     16,870,376       20.33
5.501% - 5.750%                                    54     14,140,557       17.04
5.751% - 6.000%                                    18      3,600,525        4.34
6.001% - 6.250%                                    10      1,910,630        2.30
6.251% - 6.500%                                     4      1,456,240        1.75
6.501% - 6.750%                                     2        403,489        0.49
6.751% - 7.000%                                     1        171,731        0.21
7.001% - 7.250%                                     2         59,400        0.07
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 7.125%
Weighted Average: 5.282%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                         20     $7,906,607        9.53
1 Year Libor                                      212     52,147,497       62.84
6 Month Libor                                      78     22,926,978       27.63
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
67 - 72                                             2       $539,642        0.65
73 - 78                                             3        732,365        0.88
79 - 84                                           305     81,709,075       98.47
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 71
Maximum: 84
Weighted Average: 82
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 2.000%                                           5       $736,796        0.89
2.001% - 2.250%                                   145     48,627,151       58.60
2.251% - 2.500%                                    38      4,974,304        5.99
2.501% - 2.750%                                   120     28,022,831       33.77
3.001% - 3.250%                                     2        620,000        0.75
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.439%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G9
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
5.000%                                            273    $72,284,353       87.11
6.000%                                             37     10,696,729       12.89
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.129%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
1.000%                                             38    $11,097,546       13.37
2.000%                                            270     71,496,536       86.16
5.000%                                              2        387,000        0.47
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 5.000%
Weighted Average: 1.880%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
9.251% - 9.500%                                     2       $348,122        0.42
9.501% - 9.750%                                     4      1,244,692        1.50
9.751% - 10.000%                                   14      4,850,267        5.85
10.001% - 10.250%                                  40     15,170,621       18.28
10.251% - 10.500%                                  47     13,271,406       15.99
10.501% - 10.750%                                  72     15,463,188       18.63
10.751% - 11.000%                                  54     13,691,354       16.50
11.001% - 11.250%                                  16      2,542,914        3.06
11.251% - 11.500%                                   9      1,743,241        2.10
11.501% - 11.750%                                  20      6,527,018        7.87
11.751% - 12.000%                                  11      2,694,172        3.25
12.001% - 12.250%                                   9      2,735,189        3.30
12.251% - 12.500%                                   4        476,400        0.57
12.501% - 12.750%                                   1         66,600        0.08
16.001% - 16.250%                                   2        596,800        0.72
16.251% - 16.500%                                   1        140,000        0.17
16.501% - 16.750%                                   2        419,100        0.51
16.751% - 17.000%                                   1        528,000        0.64
17.251% - 17.500%                                   1        472,000        0.57
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 9.375%
Maximum: 17.500%
Weighted Average: 10.898%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G9
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
561 - 580                                           3       $327,392        0.39
581 - 600                                           3        372,037        0.45
601 - 620                                          13      1,992,853        2.40
621 - 640                                          15      2,990,102        3.60
641 - 660                                          19      5,231,627        6.30
661 - 680                                          26      5,761,611        6.94
681 - 700                                          35     10,119,192       12.19
701 - 720                                          32      9,469,043       11.41
721 - 740                                          43     11,073,990       13.35
741 - 760                                          53     16,765,006       20.20
761 - 780                                          41     11,668,812       14.06
781 - 800                                          23      6,371,616        7.68
801 - 820                                           4        837,800        1.01
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 578
Maximum: 810
Weighted Average: 722
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                          18     $5,037,648        6.07
50.01% - 55.00%                                     6      3,158,000        3.81
55.01% - 60.00%                                    14      5,217,594        6.29
60.01% - 65.00%                                    10      3,862,606        4.65
65.01% - 70.00%                                    16      3,550,278        4.28
70.01% - 75.00%                                    23      8,925,768       10.76
75.01% - 80.00%                                   163     43,124,553       51.97
80.01% - 85.00%                                     4        626,698        0.76
85.01% - 90.00%                                    19      4,303,523        5.19
90.01% - 95.00%                                     7      1,259,091        1.52
95.01% - 100.00%                                   30      3,915,325        4.72
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 28.43
Maximum: 100.00
Weighted Average: 74.94
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G9
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                          17     $4,563,330        5.50
50.01% - 55.00%                                     5      2,158,000        2.60
55.01% - 60.00%                                     7      2,409,307        2.90
60.01% - 65.00%                                     8      2,551,356        3.07
65.01% - 70.00%                                    15      5,413,227        6.52
70.01% - 75.00%                                    21      7,558,518        9.11
75.01% - 80.00%                                    98     27,925,097       33.65
80.01% - 85.00%                                     8      2,216,077        2.67
85.01% - 90.00%                                    41     10,266,333       12.37
90.01% - 95.00%                                    24      6,276,328        7.56
95.01% - 100.00%                                   66     11,643,511       14.03
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 28.43
Maximum: 100.00
Weighted Average: 79.77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     150    $38,489,068       46.38
Fully Amortizing                                  160     44,492,014       53.62
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                         72    $28,899,547       34.83
Virginia                                           23      5,912,767        7.13
New York                                            9      4,492,642        5.41
Maryland                                           17      4,241,048        5.11
Illinois                                           11      3,980,550        4.80
Other                                             178     35,454,529       42.73
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
0                                                 286    $77,093,248       92.90
36                                                 21      5,397,934        6.51
60                                                  3        489,900        0.59
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Alternate                                           6     $1,566,395        1.89
Full                                              178     49,656,273       59.84
Limited                                             2        402,456        0.48
No Doc                                             10      2,558,937        3.08
No Ratio                                           15      3,396,827        4.09
Reduced                                            77     15,856,321       19.11
Stated Doc                                         22      9,543,873       11.50
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G9
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                          197    $49,907,121       60.14
Cash Out Refinance                                 74     22,585,767       27.22
Rate/Term Refinance                                39     10,488,195       12.64
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Investor                                           58    $10,770,213       12.98
Primary                                           242     69,608,544       83.88
Secondary                                          10      2,602,325        3.14
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Coop                                                1        $67,731        0.08
Condominium                                        48     11,573,594       13.95
PUD                                                48     11,835,258       14.26
Single Family                                     196     53,822,711       64.86
Two- to Four Family                                17      5,681,789        6.85
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
347                                                 1       $332,642        0.40
352                                                 3        732,365        0.88
355                                                 4        996,538        1.20
356                                                 4        998,732        1.20
357                                                56     13,689,241       16.50
358                                               152     33,563,636       40.45
359                                                79     30,135,427       36.32
360                                                11      2,532,500        3.05
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------
Minimum: 347
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
Cendant                                            55     $8,387,793       10.11
Cenlar                                              1        332,642        0.40
EverBank                                            3        612,927        0.74
GMAC Mortgage                                     127     46,176,605       55.65
Greenpoint                                         27      7,846,350        9.46
National City Mortgage                             95     19,171,375       23.10
Nextstar                                            2        453,391        0.55
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G9
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
American Home Mortgage                             54    $20,648,172       24.88
Cendant Mortgage                                   55      8,387,793       10.11
EverBank                                            3        612,927        0.74
Family Lending                                      5      2,239,200        2.70
First Saving                                        2        620,000        0.75
Greenpoint Mortgage Corporation                    27      7,846,350        9.46
Homestar                                            4        702,400        0.85
Market Street                                       2        568,000        0.68
Mortgage IT                                        49     16,697,753       20.12
Nat City Mortgage                                  95     19,171,375       23.10
Nexstar                                             3        786,034        0.95
Prism Mortgage/RBC Mortgage                         6      2,464,000        2.97
UBS Conduit                                         5      2,237,079        2.70
--------------------------------------------------------------------------------
Total:                                            310    $82,981,082      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:53                  Page 7  of  7